                                                                    Exhibit 25.1

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------
                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
             -------------------------------------------------------

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   41-1973763
                       I.R.S. Employer Identification No.


  300 EAST DELAWARE AVENUE, 8TH FLOOR
          WILMINGTON, DELAWARE                                     19809
(Address of principal executive offices)                         (Zip Code)


                                Barbara A. Nastro
                      U.S. Bank Trust National Association
                           100 Wall Street, Suite 1600
                               New York, NY 10005
                            Telephone (212) 361-2525
            (Name, address and telephone number of agent for service)

       GOLFSMITH INTERNATIONAL, INC.                   GOLFSMITH INTERNATIONAL
As Issuer and Registrant of Debt Securities                 HOLDINGS, INC.
                                                     As Registrant of Guarantees

               DELAWARE                                         DELAWARE
     (State or other jurisdiction of                (State or other jurisdiction of
      incorporation or organization)                 incorporation or organization)

              22-1957337                                       16-1634897
  (I.R.S. Employer Identification No.)            (I.R.S. Employer Identification No.)

            SUBSIDIARY GUARANTORS LISTED ON SCHEDULE A HERETO (Exact
               name of registrants as specified in their charters)
                         ------------------------------
                                 11000 N. IH-35
                            AUSTIN, TEXAS 78753-3195
                                 (512) 837-8810

    (Address, including zip code, and telephone number, including area code, of registrants' principal executive offices)

                      8.375 % SENIOR SECURED NOTES DUE 2009

================================================================================

                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

          a) Name and address of each examining or supervising authority to which it is subject.

                      Comptroller of the Currency
                      Washington, D.C.

          b)   Whether it is authorized to exercise corporate trust powers.

                      Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

               None

ITEMS 3-15     Not applicable because, to the best of Trustee's knowledge, the Trustee is not a trustee under any other indenture under which any other securities or certificates of interest or participation in any other securities of the obligor are outstanding and there is not, nor has there been, a default with respect to securities issued under the indenture to be qualified.

Item 16.  LIST OF EXHIBITS:  List below all exhibits filed as a part of this statement of eligibility and qualification.

          1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

          2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to
                    Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

          3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

          4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-84320.

          5.        Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.


          7. Report of Condition of the Trustee as of December 31, 2002, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.


          8.        Not applicable.

          9.        Not applicable.

                                    SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 2th day of April, 2003.

                                    U.S. BANK TRUST NATIONAL ASSOCIATION


                                    By:     /s/ Barbara A. Nastro
                                            ---------------------
                                    Name:   Barbara A. Nastro
                                    Title:  Vice President

 Exhibit 7

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 12/31/2002

                                    ($000'S)

                                                        12/31/2002
                                                        ----------
ASSETS
    Cash and Due From Depository Institutions            $ 356,892
    Fixed Assets                                               629
    Intangible Assets                                      142,154
    Other Assets                                            18,881
                                                         ---------
        TOTAL ASSETS                                     $ 518,556

LIABILITIES

    Other Liabilities                                    $  13,530
                                                         ---------
    TOTAL LIABILITIES                                    $  13,530

EQUITY
    Common and Preferred Stock                           $   1,000
    Surplus                                                505,932
    Undivided Profits                                       (1,906)
                                                         ---------
        TOTAL EQUITY CAPITAL                             $ 505,026

TOTAL LIABILITIES AND EQUITY CAPITAL                     $ 518,556

----------
To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By:     /s/Barbara A. Nastro
        --------------------
        Vice President

Date:  April 2, 2003

                                                                      SCHEDULE A


                               STATE OR OTHER JURISDICTION OF  I.R.S. EMPLOYER
SUBSIDIARY GUARANTORS          INCORPORATION OR ORGANIZATION   IDENTIFICATION NO.
---------------------          -----------------------------   ------------------
Golfsmith GP Holdings, Inc.              Delaware              74-2882421
Golfsmith Holdings, L.P.                 Delaware              74-2882420
Golfsmith GP, L.L.C.                     Delaware              74-2882412
Golfsmith Delaware, L.L.C.               Delaware              74-2882419
Golfsmith Canada, L.L.C.                 Delaware              74-2882407
Golfsmith Europe, L.L.C.                 Delaware              74-2882408
Golfsmith USA, L.L.C.                    Delaware              74-2882405
Golfsmith NU, L.L.C.                     Delaware              74-2882404
Golfsmith Licensing, L.L.C.              Delaware              74-3075499
Golfsmith International, L.P.            Delaware              74-2864257